Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies
Commitments and Contingencies

Note 15 – Commitments and Contingencies

Guaranty provided for related party

In July 2017, Tantech Energy provided a guarantee with a bank on behalf of Forasen Group for maximum amount of approximately $8 million (RMB 57,070,000) by pledging certain land and building as the collateral for the loan and notes. The guarantee will expire on July 23, 2020.

In March 2019, Tantech Bamboo provided a guarantee with a bank for Zhejiang Forasen Food Co., Ltd. (“Forasen Food”) for maximum amount of approximately $1.4 million (RMB 10 million) by pledging certain land and building as the collateral for the loan and notes. The guarantee will expire on March 4, 2022. Forasen Food is controlled by Ms Yefang Zhang who is the Company’s director.

Operating lease

Shangchi Automobile leased certain factory facilities under operating leases through May 9, 2019. The annual rent under operating lease agreement was approximately $142,200 (RMB 1 million). This agreement was renewed for the period from May 10, 2019 to August 31, 2019 with daily rent of approximately $400 (RMB2,740). On August 10, 2019, Shangchi Automobile signed a new operating lease agreement with the landlord for one year until August 9, 2020 with annual rent of approximately $142,200 (RMB 1 million). Shangchi Automobile is currently working on renewing the lease.

Shenzhen E-Motors leased office space under operating leases for one year from November 12, 2018 to November 11, 2019 with annual rent of approximately $13,300 (RMB93,600). The lease agreement was renewed for another year until November 11, 2020.

Tantech Bamboo leased factory facilities and office space from Tantech Energy after Tantech Energy was sold in July 2019 under operating leases until December 31, 2019 with rent free for the whole period in 2019. This agreement was renewed for another year from January 1, 2020 to December 31, 2020 with annual rent of approximately $176,000 (RMB1,238,784).

The rental expense for the six months ended June 30, 2020 and 2019 were $56,615 and $79,481, respectively.

Contingency

In May 2018, our wholly owned subsidiary Tantech Bamboo signed an agreement with other co-guarantors to jointly and severally guarantee the share repurchase obligation of Forasen Group, in favor of an unrelated third party. Such third party filed a complaint to claim a payment of approximately $4.2 million (RMB 29.50 million) against Forasen Group, together with the guarantors on January 9, 2019. On August 30, 2019, the court issued a settlement by which another third party agreed to purchase the shares from the plaintiff by paying approximately $13 million (RMB 90 million), and all the co-guarantors including Tantech Bamboo jointly and severally guarantee the payment obligation regarding the $13 million ( RMB 90 million) and other possible fees, for three years from June 30, 2020, the due date of the share purchase payment obligation. The other third party has paid approximately $4.6 million (RMB 32.06 million) and approximately $8.4 million (RMB 57.94 million) remains unpaid.

Accordingly, in June 2020, Lishui Jiuanju Commercial Trade Co., Ltd . ("LJC"), a company controlled by our CEO, Mr. Wangfeng Yan, issued to Tantech Bamboo an anti-guaranty guaranty to guarantee Tantech Bamboo’s potential payment obligation, and a bank statement of approximately $10.1 million (RMB 70 million). Therefore, the Company’s PRC counsel believes Tantech Bamboo’s legal risk has been relieved to some extent. The company believes that it is more likely than not that LJC will perform its guaranty obligation and Tantech Bamboo will not need to make the payment.